                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      January 13, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:     /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  January 15, 2016

2.      RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      January 13, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  January 15, 2016

3.      ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      January 13, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  January 15, 2016